UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2014

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-7221	36-1115800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1303 East Algonquin Road Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Motorola Solutions, Inc. (the “Company”) is filing this Form 8-K to assist investors in making comparisons of the Company’s historical financial information with future financial information that will reflect: (i) discontinued operations treatment of its Enterprise business, which is subject to a pending sale agreement, and (ii) the division of its remaining Government business into two reporting segments.

The information in this Form 8-K that is furnished under “Item 2.02. Results of Operations and Financial Condition” and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 2.02 Results of Operations and Financial Condition

Discontinued Operations

On April 14, 2014, the Company entered into an agreement to sell its Enterprise business to Zebra Technologies, Inc. for $3.45 billion in cash (the “Transaction”). The Transaction is expected to close by the end of 2014. The sale agreement with Zebra provides that certain assets and liabilities that have historically been reported by the Company as part of its Enterprise operating segment, including the Company’s iDEN infrastructure business, will be excluded from the Transaction. In addition, certain corporate and general costs that have historically been allocated to the Enterprise business will remain with the Company after the sale of the Enterprise business. Beginning in the second quarter of 2014, the results of operations of the portions of the Enterprise business included in the Transaction will be presented in the Company’s financial statements as discontinued operations and the assets and liabilities being sold as part of the Transaction will be presented in the Company’s financial statements as assets and liabilities held for sale.

To assist with investors understanding of the Company’s continuing operations, the Company prepared pro forma sales and operating earnings information giving effect to the discontinued operations treatment of the Enterprise business for the Company for fiscal years 2012 and 2013 and for the first quarter of 2014, which were reported on a Form 8-K that was filed on May 1, 2014. The financial data presented here on Exhibit 99.1 updates the pro forma information previously filed on Form 8-K on May 1, 2014 after giving effect to the discontinued operations treatment of the Enterprise business.

Change in Segment Reporting

Following the Transaction, the business that was previously reported in the Government segment will be the only continuing business of the Company. As of the second quarter of 2014, the Company realigned its Government business under the following two segments:

•	Products: The Products segment offers an extensive portfolio of network infrastructure, devices, system software and applications for the public safety, hospitality, education, manufacturing, transportation, utilities, mining and retail industries, including our: (i) “ASTRO” products, which meet the Association of Public Safety Communications Officials Project 25 standard, (ii) “Dimetra” products which meet the European Telecommunications Standards Institute Terrestrial Trunked Radio “TETRA” standard, (iii) Professional and Commercial Radio (“PCR”) products, (iv) integrated digital enhanced network (“iDEN”) products, and (v) broadband technology products, such as Long-Term Evolution (“LTE”). In addition, the Products segment offers smart public safety solutions including computer-aided dispatch, records systems, data management systems and Real Time Crime Center solutions.

•	Services: The Services segment has a full breadth of service offerings for both public safety and private communication networks including: (i) Integration services, (ii) Lifecycle Management and Support services, (iii) Managed services, and (iv) Solutions services. Integration services includes implementation, optimization, and integration of networks, devices, and applications. Lifecycle Management and Support services includes lifecycle planning, upgrades, call center, network monitoring, and repair services. Managed services includes managing customer networks at defined services levels. Solutions services includes integration of hardware and software to meet customer needs.

Based on the above factors, previously reported selected pro forma financial information for sales and operating earnings of the Company for fiscal years 2013, 2012 and 2011 has been revised to reflect the realignment of its remaining Government business segment into two segments. The revised segment information, presented on a GAAP and non-GAAP basis, is included as Exhibit 99.1.

The Company’s independent registered public accounting firm has not examined, reviewed, compiled or applied agreed upon procedures to the unaudited consolidated historical financial information presented herein and, accordingly, assumes no responsibility for it.

Non-GAAP Financial Measures

The Company uses certain non-GAAP financial information to provide important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations. We have disclosed this non-GAAP financial information in our past quarterly earnings releases and are providing the same non-GAAP financial information in Exhibit 99.1 to this Form 8-K, as adjusted to reflect our new segments, so that investors have the same financial data that we use to make comparisons with our historical operating results and analyze our underlying performance.

The non-GAAP financial measures have been presented for informational purposes only. The non-GAAP financial measures do not purport to project our results of operations or financial condition for any period.

The Company has provided these non-GAAP measurements to help investors better understand its core operating performance, enhance comparisons of core operating performance from period to period and allow better comparisons of operating performance to its competitors. Among other things, management uses these operating results, excluding the identified items, to evaluate performance of its businesses and to evaluate results relative to certain incentive compensation targets. Management uses operating results excluding these items because it believes this enables it to make better period-to-period evaluations of the financial performance of core business operations. The non-GAAP measurements are intended only as a supplement to the comparable GAAP measurements and the Company compensates for the limitations inherent in the use of non-GAAP measurements by using GAAP measures in conjunction with the non-GAAP measurements. As a result, investors should consider these non-GAAP measurements in addition to, and not in substitution for or as superior to, measurements of financial performance prepared in accordance with GAAP.

Highlighted items: The Company has excluded the effects of highlighted items (and any reversals of highlighted items recorded in prior periods) from its non-GAAP operating expenses and net income measurements because the Company believes that these historical items do not reflect expected future operating earnings or expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons to the Company’s past operating performance.

Share-based compensation expense: The Company has excluded share-based compensation expense from its non-GAAP operating expenses and net income measurements. Although share-based compensation is a key incentive offered to the Company’s employees and the Company believes such compensation contributed to the revenue earned during the periods presented and also believes it will contribute to the generation of future period revenues, the Company continues to evaluate its performance excluding share-based compensation expense primarily because it represents a significant non-cash expense. Share-based compensation expense will recur in future periods.

Intangible assets amortization expense: The Company has excluded intangible assets amortization expense from its non-GAAP operating expenses and net income measurements, primarily because it represents a non-cash expense and because the Company evaluates its performance excluding intangible assets amortization expense. Amortization of intangible assets is consistent in amount and frequency but can be affected by the timing and size of the Company’s acquisitions. Investors should note that the use of intangible assets contributed to the Company’s revenues earned during the periods presented and will contribute to the Company’s future period revenues as well. Intangible assets amortization expense will recur in future periods.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following are furnished as Exhibits to this Report:

Exhibit 99.1	Revised Segment Information tables for the full fiscal years of 2011, 2012 and 2013, the four quarters of 2012 and 2013, and the first quarter of 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: July 31, 2014	By:	/s/ John K. Wozniak
		Name:	John K. Wozniak
Corporate Vice President and Controller

Exhibit Index

Exhibit 99.1	Revised Segment Information tables for the full fiscal years of 2011, 2012 and 2013, the four quarters of 2012 and 2013, and the first quarter of 2014.